Filed pursuant to Rule 497(e)	Registration Statement Nos. 333-119693 and 811-21653 and Registration Statement Nos. 333-14449 and 811-07599
Supplement dated September 12, 2008
to the
Prospectuses dated November 30, 2007, for

Domini Advisor Trust, on behalf of its series:	Domini Institutional Trust, on behalf of its series:
Domini Social Equity PortfolioSM	Domini Institutional Social Equity FundSM
Domini European Social Equity PortfolioSM	(“Institutional Fund”)
Domini European PacAsia Social Equity PortfolioSM
Domini PacAsia Social Equity PortfolioSM
(Class A Shares)

(each a “Fund,” and collectively, the “Funds”)
On September 3, 2008, the Board of Trustees (“Board”) of the Funds approved an Agreement and Plan of Reorganization relating to the proposed reorganization (the “Reorganization”) of the shares of each Domini Advisor Trust series and the Domini Institutional Trust series into newly created Class A shares and Institutional shares, respectively, of a corresponding series of the Domini Social Investment Trust (each, an “Acquiring Fund”). Upon the consummation of the applicable Reorganization, Domini Advisor Trust shareholders will receive Class A shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the applicable Domini Advisor Trust Fund at the time of the Reorganization and Domini Institutional Trust shareholders will receive Institutional shares of the corresponding Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the Institutional Fund at the time of the Reorganization.
The Reorganization is scheduled to take place on November 28, 2008, after the close of business.
The investment objective and policies of each Fund and its corresponding Acquiring Fund are identical. Furthermore, each Fund and its corresponding Acquiring Fund currently invest all of their respective assets in the same series of the Domini Social Trust (each a “Master Fund”), and consequently indirectly invest in the same portfolio securities. In addition, the distribution arrangements for each Fund are identical to those of the newly created class A shares or Institutional shares of the corresponding Acquiring Fund, as applicable.
The gross expenses paid by shareholders will not increase as a result of the Reorganization. No costs of the Reorganization will be paid by the Funds or the Acquiring Funds. Each Reorganization is expected to be a tax-free transaction for federal income tax purposes. The Reorganization will not trigger any redemption fees.
Information regarding the withdrawal of each Acquiring Fund’s investment from the corresponding Master Fund after the applicable Reorganization may be found on the reverse side of this page.
PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.